FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

ADCPB BALANCE
Initial ADCPB                                                       85,790,915.00
Prior Month ADCPB                                                   20,481,698.03
Current Month ADCPB (Before addition of New Property)               19,306,528.41
Base Principal Amount (Prior - Current)                              1,175,169.62
Add:  ADCPB of New Transferred Property                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                      19,306,528.41

CLASS A INTEREST SCHEDULE

    Prior Month Class A Principal Balance                           16,034,767.70
    Class A Certificate Rate                                                 6.85%
    One twelfth of Class A Certificate Rate                                  0.57%
    Class A Certificate Interest                                        91,531.80
    Prior Month Class A Overdue Interest                                     0.00

    Class A Interest Due                                                91,531.80
    Class A Interest Paid                                               91,531.80

    Current Month Class A Overdue Interest                                   0.00

CLASS A PRINCIPAL SCHEDULE

    Prior Month Class A Principal Balance                           16,034,767.70
    Class A Percentage                                                      86.00%
    Base Principal Amount                                            1,175,169.62
                                                                    -------------
    Class A Base Principal Distribution Amount                       1,010,645.88
    Prior Month Class A Overdue Principal                                    0.00
                                                                    -------------
    Total A Note Principal Due                                       1,010,645.88
    Additional amount due for floor payment                            107,837.55
    Additional Class A Principal Due                                         0.00
                                                                    -------------
    Class A Principal Paid                                           1,118,483.43

    Class A Overdue Principal                                                0.00
                                                                    -------------
    Current Month Class A Principal Balance                         14,916,284.27

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


CLASS B-1 INTEREST SCHEDULE
    Prior Month Class B-1 Principal Balance                             745,803.54
    Class B-1 Certificate Rate                                                7.63%
    One twelfth of Class B-1 Certificate Rate                                 0.64%
    Class B-1 Certificate Interest                                        4,742.07
    Prior Month Class B-1 Overdue Interest                                    0.00

    Class B-1 Interest Due                                                4,742.07
    Class B-1 Interest Paid                                               4,742.07

    Current Month Class B-1 Overdue Interest                                  0.00

CLASS B-1 PRINCIPAL SCHEDULE

    Prior Month Class B-1 Principal Balance                            745,803.54
    Class B-1 Percentage                                                     4.00%
    Base Principal Amount                                            1,175,169.62
    Class B-1 Base Principal Distribution Amount                        47,006.78
    Prior Month B-1 Overdue Principal                                        0.00
    Additional amount due for floor payment                              5,015.70
                                                                     ------------
    Total B-1 Note Principal Due                                        52,022.48

    Class B-1 Principal Paid                                            52,022.48


    Class B-1 Overdue Principal                                              0.00

    Current Month Class B-1 Principal Balance                          693,781.06

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


CLASS B-2 INTEREST SCHEDULE
    Prior Month Class B-2 Principal Balance                                  745,803.54
    Class B-2 Certificate Rate                                                     8.17%
    One twelfth of Class B-2 Certificate Rate                                      0.68%
    Class B-2 Certificate Interest                                             5,077.68
    Prior Month Class B-2 Overdue Interest                                         0.00

    Class B-2 Interest Due                                                     5,077.68
    Class B-2 Interest Paid                                                    5,077.68

    Current Month Class B-2 Overdue Interest                                       0.00

CLASS B-2 PRINCIPAL SCHEDULE

    Prior Month Class B-2 Principal Balance                                  745,803.54
    Class B-2 Percentage                                                           4.00%
    Base Principal Amount                                                  1,175,169.62
    Class B-2 Base Principal Distribution Amount                              47,006.78
    Prior Month B-1 Overdue Principal                                              0.00
    Additional amount due for floor payment                                    5,015.70
                                                                           ------------
    Total B-1 Note Principal Due                                              52,022.48

    Class B-2 Principal Paid                                                  52,022.48

    Class B-2 Overdue Principal                                                    0.00

    Current Month Class B-2 Principal Balance                                693,781.06

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

FLOOR TEST

     Initial ADCPB                                                                  85,790,915.00
     Floor percent                                                                           3.50%
                                                                                    -------------
     Floor                                                                           3,002,682.03

     Ending ADCPB                                                                   19,306,528.41

     less
     Beginning Balance - Class A                                       16,034,768
     Beginning Balance - Class B1                                         745,804
     Beginning Balance - Class B2                                         745,804
                                                                       ----------
                                                                       17,526,375
     less
     Current Month Payment - Class A                                    1,010,646
     Current Month Payment - Class B1                                      47,007
     Current Month Payment - Class B2                                      47,007
                                                                       ----------
                                                                        1,104,659   16,421,715.34

     Excess of ending ADCPB over Note balance after initial payments                 2,884,813.07

     Excess (deficit) of excess balance over floor                                    (117,868.95)
     Cash available after payment of regular payments                                  192,881.30
                                                                                    -------------
     Additional payment to certificate holders                                         117,868.95


ADJUSTED FLOOR TEST
     Ending ADCPB                                                                   19,306,528.41

     less
     Beginning Balance - Class A                                       16,034,768
     Beginning Balance - Class B1                                         745,804
     Beginning Balance - Class B2                                         745,804
                                                                       ----------
                                                                       17,526,375
     less
     Current Month Payment - Class A                                    1,118,483
     Current Month Payment - Class B1                                      52,022
     Current Month Payment - Class B2                                      52,022
                                                                       ----------
                                                                        1,222,528   16,303,846.38

     Excess of ending ADCPB over Note balance after initial payments                 3,002,682.03

     Excess (deficit) of excess balance over floor                                           0.00

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                              20,481,698
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                     8,534.04

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                 8,534.04

     Servicer Fee Paid                                8,534.04

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                              20,481,698
     Back-Up Servicer Fee Rate                          0.0130%
     One-twelfth                                        0.0011%
     Back-up Servicer Fee                               221.89

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     221.89

     Back-Up Servicer Fee Paid                          221.89

     Current Back-Up Servicing Fee Arrearage              0.00

TRUSTEE FEE SCHEDULE

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance       16,034,767.70
     Monthly Premium Rate                               0.0208%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               3,341.00

     Premium Amount Paid                              3,341.00

     Current Premium Arrearage                            0.00

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

                                                                        No

       (a) Event of Servicer Termination (Yes/No)                       No

       (b) Certificate Insurer makes an Insured Payment                 No

       (a) Gross Charge-Off Event (Yes/No)                              No

       (b) Delinquency Trigger Event                                    No

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)                                Gross
                                    Gross                     Gross                     Charge-Off
                                   Defaults    Recoveries  Charge-Offs    ADCPB            Ratio
                                   --------    ----------  -----------    -----         ----------
2 months prior                      25,713       39,050      (13,337)   21,792,425        -0.73%
1 month prior                       10,257        9,949          307    20,543,733         0.02%
Current                             88,144       84,880        3,264    19,347,577         0.20%


3 Month Gross Charge-Off Ratio                                                            -0.17%
Maximum Allowed                                                                            2.50%


30+ DELINQUENCIES

                                                             Monthly
                Delinquencies         ADCPB               Delinquencies
                -------------         -----               -------------
2 months prior    1,379,218         21,792,425               6.33%
1 month prior       811,633         20,543,733               3.95%
Current month     1,073,629         19,347,577               5.55%

                  Delinquency Ratio:                         5.28%
                  Maximum Delinquency Ratio:                 6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                  No
                                              ------------
       (b) Issuer Delinquency Trigger Ratio        No
                                              ------------


GROSS DEFAULTS (>=180)


                           Monthly Gross                  Monthly
                             Defaults       ADCPB      Gross Defaults
                           -------------    -----      --------------
           Current month            0     19,347,577      0.0000%
           1 month prior            0     20,543,733      0.0000%
           2 months prior           0     21,792,425      0.0000%
                           -------------  ----------    ---------
           Sum/Average              0     20,561,245      0.0000%
                                                                4
                                                          -------
           Gross Defaults                                   0.00%

                 i A       Subordinated Percentage         19.15%
                ii B       WAL of Remaining Leases          1.71
                           Two                                  2
                           Ratio (i/ii)/2                   5.61%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                             Monthly
                           Delinquencies      ADCPB       Delinquencies
                           -------------      -----       -------------
           2 months prior      426,839     21,792,425        1.96%
           1 month prior        86,570     20,543,733        0.42%
           Current month       186,633     19,347,577        0.96%


                           Issuer Delinquency Trigger Ratio: 1.11%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      ------------
       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      ------------
       (3) Has a Delinquency Event Occurred?               No
                                                      ------------

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

        Aging/Delinquency Statistics

                                                                                  ADCPB                         Total
        Current                                                                      18,273,948                  94.45%
        31-60 Days Past Due                                                             729,418                   3.77%
        61-90 Days Past Due                                                             157,578                   0.81%
        91+ Days Past Due                                                               186,633                   0.96%
                                                                                  -------------                 ------
        Total                                                                        19,347,577                 100.00%


        Certificate Factors

        Class A Notes                                                               0.202171950
        Class B-1 Notes                                                             0.202172042
        Class B-2 Notes                                                             0.202172042


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                                  85,790,915.00
        Maximum Substitution (10% of Initial)                                      8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)               4,289,545.75

        Prior month Cumulative ADCPB Substituted                                   4,134,055.76
        Current month ADCPB Substituted                                                      --
                                                                                  -------------
        Cumulative ADCPB Substituted                                               4,134,055.76

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                                  --
                                                                                  -------------
        Cumulative ADCPB Substituted for Defaulted Contracts                       1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                                      13,206,353.60
        Current month ADCPB prepaid                                                  149,385.27
                                                                                  -------------
        Cumulative ADCPB prepaid                                                  13,355,738.87

        Prior month Cumulative ADCPB Defaulted                                     5,832,025.55
        Current month ADCPB Defaulted                                                 88,143.71
                                                                                  -------------
        Cumulative ADCPB Defaulted                                                 5,920,169.26

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                           111,217.08

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account    (133,376.55)
     Transfer of prior period Excluded Amounts not yet transferred                   (47,993.85)
     Collections Received [5.02 (b)(d)]                                            1,373,867.20
     Excluded Amounts [5.02 (d)][Definition]                                        (444,493.95)
     Collections on Deposit due Collection Account [5.02 (d)]                       (731,383.04)

     Ending Balance                                                                  127,836.89

COLLECTION ACCOUNT

     BEGINNING BALANCE, DECEMBER 1, 1999                                                                751,091.51

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Add: Servicer Advance                                                                              493,716.34
     Add: Payments due Collection Account from last 2 business days prior period                        140,406.16
     Add: Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                            0.00
     Less: Total distributions on  December 10, 1999                                                 (1,385,214.01)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   731,383.04
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                               0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                      0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                            2,223.23
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                             0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                       0.00
     Add: Security Deposits Related to Prepayment                                                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                          0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

     Ending balance on February 29, 2000 and March 1, 2000                                              733,606.27

     Add: Servicer Advances to be deposited on Determination Date                                       541,199.12
     Add: Payments due Collection Acct from last 3 business days                                        136,475.50
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                0.00

     Adjusted Collection Account Balance                                                              1,411,280.89

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


SECURITY DEPOSIT ACCOUNT

Beginning  Balance                             153,585.20
Add: Balance deposited on closing date               0.00
Add: Security Deposits [6.02 b]                      0.00
Less: Amounts to Collection Account [6.02 c]         0.00
Add: Investment Earnings                           695.98

Ending balance on February 29, 2000            154,281.18

Less: Amounts to Collection Account [6.02 c]         0.00

Adjusted Security Deposit  Account Balance     154,281.18


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

Beginning Balance                                                                               0.00
Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]    0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                   0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   0.00

Ending balance on February 29, 2000                                                             0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]    0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   0.00

Adjusted New Transferred Property Funding Account Balance                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                            1,411,280.89


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                   8,534.04
                 (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          221.89

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                            3,341.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                      91,531.80

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  4,742.07

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    5,077.68

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]     1,010,645.88

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class
                 B-1 Principal [6.06 c (xii)] provided no restricting
                 event exists                                                                                  47,006.78

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class
                 B-2 Principal [6.06 c (xiii)] provided no restricting
                 event or issuer restricting event exists                                                      47,006.78

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                          0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                  75,012.35
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                     107,837.55

                 b.      Class B1 Additional Principal Distribution Amount                                      5,015.70

                 c.      Class B2 Additional Principal Distribution Amount                                      5,015.70

     Reviewed By:



     -----------------------------
     E. ROGER GEBHART
     EXECUTIVE VICE PRESIDENT & TREASURER

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


ADCPB BALANCE
Initial ADCPB                                           72,024,925.77
Prior Month ADCPB                                       26,888,819.69
Current Month ADCPB (Before addition of New Property)   25,558,222.83
Base Principal Amount (Prior - Current)                  1,330,596.86
Add:  ADCPB of New Transferred Property                          0.00
Ending ADCPB (Current + ADCPB of New Property)          25,558,222.83

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance              23,273,479.84
     Class A Certificate Rate                                    6.29%
     One twelfth of Class A Certificate Rate                     0.52%
     Class A Certificate Interest                          121,991.82
     Prior Month Class A Overdue Interest                        0.00

     Class A Interest Due                                  121,991.82
     Class A Interest Paid                                 121,991.82

     Current Month Class A Overdue Interest                      0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance              23,273,479.84
     Class A Percentage                                         88.00%
     Base Principal Amount                               1,330,596.86
                                                        -------------
     Class A Base Principal Distribution Amount          1,170,925.23
     Prior Month Class A Overdue Principal                       0.00
                                                        -------------
     Total A Note Principal Due                          1,170,925.23
     Additional amount due for floor payment                81,401.22
     Additional Class A Principal Due                            0.00
                                                        -------------
     Class A Principal Paid                              1,252,326.45

     Class A Overdue Principal                                   0.00
                                                        -------------

     Current Month Class A Principal Balance            22,021,153.39

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--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance          793,413.77
     Class B-1 Certificate Rate                             7.01%
     One twelfth of Class B-1 Certificate Rate              0.58%
     Class B-1 Certificate Interest                     4,634.86
     Prior Month Class B-1 Overdue Interest                 0.00

     Class B-1 Interest Due                             4,634.86
     Class B-1 Interest Paid                            4,634.86

     Current Month Class B-1 Overdue Interest               0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance          793,413.77
     Class B-1 Percentage                                   3.00%
     Base Principal Amount                          1,330,596.86
     Class B-1 Base Principal Distribution Amount      39,917.91
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment            2,775.04
     Total B-1 Note Principal Due                      42,692.95
                                                    ------------

     Class B-1 Principal Paid                          42,692.95


     Class B-1 Overdue Principal                            0.00

     Current Month Class B-1 Principal Balance        750,720.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance          661,178.31
     Class B-2 Certificate Rate                             8.22%
     One twelfth of Class B-2 Certificate Rate              0.69%
     Class B-2 Certificate Interest                     4,529.07
     Prior Month Class B-2 Overdue Interest                 0.00

     Class B-2 Interest Due                             4,529.07
     Class B-2 Interest Paid                            4,529.07

     Current Month Class B-2 Overdue Interest               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance          661,178.31
     Class B-2 Percentage                                   2.50%
     Base Principal Amount                          1,330,596.86
     Class B-2 Base Principal Distribution Amount      33,264.92
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment            2,312.53
     Total B-2 Note Principal Due                      35,577.45

     Class B-2 Principal Paid                          35,577.45

     Class B-2 Overdue Principal                            0.00

     Current Month Class B-2 Principal Balance        625,600.85

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


FLOOR TEST
     Initial ADCPB                                                                  72,024,925.77
     Floor percent                                                                           3.00%
                                                                                    -------------
     Floor                                                                           2,160,747.77

     Ending ADCPB                                                                   25,558,222.83

     less
     Beginning Balance - Class A                                       23,273,480
     Beginning Balance - Class B1                                         793,414
     Beginning Balance - Class B2                                         661,178
                                                                    -------------
                                                                       24,728,072
     less
     Current Month Payment - Class A                                    1,170,925
     Current Month Payment - Class B1                                      39,918
     Current Month Payment - Class B2                                      33,265
                                                                    -------------
                                                                        1,244,108   23,483,963.86

     Excess of ending ADCPB over Note balance after initial payments                 2,074,258.98

     Excess (deficit) of excess balance over floor                                     (86,488.80)
     Cash available after payment of regular payments                                  140,987.37
                                                                                    -------------
     Additional payment to certificate holders                                          86,488.80


ADJUSTED FLOOR TEST
     Ending ADCPB                                                                   25,558,222.83

     less
     Beginning Balance - Class A                                       23,273,480
     Beginning Balance - Class B1                                         793,414
     Beginning Balance - Class B2                                         661,178
                                                                    -------------
                                                                       24,728,072
     less
     Current Month Payment - Class A                                    1,252,326
     Current Month Payment - Class B1                                      42,693
     Current Month Payment - Class B2                                      35,577
                                                                    -------------
                                                                        1,330,597   23,397,475.06

     Excess of ending ADCPB over Note balance after initial payments                 2,160,747.77

     Excess (deficit) of excess balance over floor                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                              26,888,820
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    11,203.67

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                11,203.67

     Servicer Fee Paid                               11,203.67

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                              26,888,820
     Back-Up Servicer Fee Rate                          0.0200%
     One-twelfth                                        0.0017%
     Back-up Servicer Fee                               448.15

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     448.15

     Back-Up Servicer Fee Paid                          448.15

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance       23,273,479.84
     Monthly Premium Rate                               0.0200%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               4,655.00

     Premium Amount Paid                              4,655.00

     Current Premium Arrearage                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No

       (b) Certificate Insurer makes an Insured Payment                No

       (a) Gross Charge-Off Event (Yes/No)                             No

       (b) Delinquency Trigger Event                                   No

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                     Gross                         Gross                          Monthly
                   Defaults    Recoveries        Charge-Offs         ADCPB       Charge-Offs
                   --------    ----------        -----------         -----       -----------
2 months prior       58,952       60,264           (1,312)         27,849,471       -0.06%
1 month prior        23,354       23,754             (400)         26,962,684       -0.02%
Current             299,751      280,808           18,943          25,595,857        0.89%


3 Month Gross Charge-Off Ratio                                                       0.27%
Maximum Allowed                                                                      2.50%


30+ DELINQUENCIES

                                                Monthly
                Delinquencies   ADCPB        Delinquencies
                -------------   -----        -------------
2 months prior    1,499,361   27,849,471         5.38%
1 month prior     1,475,461   26,962,684         5.47%
Current month     1,081,737   25,595,857         4.23%

                Delinquency Ratio:               5.03%
                Maximum Delinquency Ratio:       7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No

       (b) Issuer Delinquency Trigger Ratio                            No


GROSS DEFAULTS (>=180)

                                                 Monthly
               Gross Defaults      ADCPB     Gross Defaults
               --------------    ----------  --------------
Current                   0      25,595,857       0.0000%
1 month prior             0      26,962,684       0.0000%
2 months prior            0      27,849,471       0.0000%
                  ---------      ----------   ----------

Sum/Average               0      26,802,671       0.0000%
                                                       4
                                              ----------
Gross Defaults                                      0.00%

        i A       Subordinated Percentage           10.90%
       ii B       WAL of Remaining Leases            2.08
                  Two                                2.00
                  Ratio (i/ii)/2                     2.63%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                        Monthly
                     Delinquencies       ADCPB       Delinquencies
                     -------------       -----       -------------
2 months prior          345,356       27,849,471         1.24%
1 month prior           436,651       26,962,684         1.62%
Current month           176,535       25,595,857         0.69%


                       Issuer Delinquency Trigger Ratio: 1.18%
                       Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

(1) Is Subordinate Interest less than 8.86% of ADCPB   No

(2) Has a Gross Charge-Off Event Occurred?             No

(3) Has a Delinquency Event Occurred?                  No

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

Aging/Delinquency Statistics

                                                                              ADCPB               Total
       Current                                                               24,514,120            95.77%
       31-60 Days Past Due                                                      683,784             2.67%
       61-90 Days Past Due                                                      221,418             0.87%
       91+ Days Past Due                                                        176,535             0.69%
                                                                         --------------           ------

Total                                                                        25,595,857           100.00%


Certificate Factors

Class A Notes                                                               0.347438131
Class B-1 Notes                                                             0.347438030
Class B-2 Notes                                                             0.347438093


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                  72,024,925.77
Maximum Substitution (10% of Initial)                                      7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)               3,601,246.29

Prior month Cumulative ADCPB Substituted                                   3,234,855.86
Current month ADCPB Substituted                                                      --
                                                                         --------------
Cumulative ADCPB Substituted                                               3,234,855.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                  --
                                                                         --------------
Cumulative ADCPB Substituted for Defaulted Contracts                       1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                      10,630,412.67
Current month ADCPB prepaid                                                  462,381.34
                                                                         --------------
Cumulative ADCPB prepaid                                                  11,092,794.01

Prior month Cumulative ADCPB Defaulted                                     3,978,054.52
Current month ADCPB Defaulted                                                299,750.74
                                                                         --------------
Cumulative ADCPB Defaulted                                                 4,277,805.26

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                           102,048.55

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account    (162,655.47)
     Transfer of prior period Excluded Amounts not yet transferred                   (29,933.02)
     Collections Received [5.02 (b)(d)]                                            1,537,474.79
     Excluded Amounts [5.02 (d)][Definition]                                        (517,427.77)
     Collections on Deposit due Collection Account [5.02 (d)]                       (822,876.32)

     Ending Balance                                                                  106,630.76


COLLECTION ACCOUNT

     BEGINNING BALANCE, FEBRUARY 1, 2000                                                               568,405.61

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 2000
     Add: Servicer Advance                                                                             601,867.76
     Add: Payments due Collection Account from last 2 business days prior period                        93,161.29
     Add: Add'l transfers                                                                                    0.00
     Add: Amounts to Collection Acct from Security deposit account                                           0.00
     Less: Total distributions on  February 10, 2000                                                (1,263,434.66)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  822,876.32
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                           2,250.38
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
     Add: Security Deposits Related to Prepayment                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                      0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                           0.00

     Ending balance on February 29, 2000 and March 1, 2000                                             825,126.70

     Add: Servicer Advances to be deposited on Determination Date                                      529,927.28
     Add: Payments due Collection Acct from last 3 business days                                       177,795.69
     Add: Payments not yet transferred to the Collection Account                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

     Adjusted Collection Account Balance                                                             1,532,849.67

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                             0.00
     Add: Balance deposited on closing date         0.00
     Add: Security Deposits [6.02 b]                0.00
     Less: Amounts to Collection Account [6.02 c]   0.00
     Add:  Investment Earnings                      0.00
                                                    ----

     Ending balance on February 29, 2000            0.00

     Less: Amounts to Collection Account [6.02 c]   0.00

     Adjusted Security Deposit  Account Balance     0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


Beginning Balance                                                                               0.00
Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]    0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                   0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   0.00
                                                                                                ----

Ending balance on February 29, 2000                                                             0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]    0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   0.00
                                                                                                ----

Adjusted New Transferred Property Funding Account Balance                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                             1,532,849.67

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                               0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                       11,203.67
             (C)     Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               448.15

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 4,655.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          121,991.82

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       4,634.86

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         4,529.07

     (x)     Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]           1,170,925.23

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal                       39,917.91
             [6.06 c (xii)] provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2                                 33,264.92
             Principal [6.06 c (xiii)] provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                               0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       54,498.57
             Net of Additional Principal Distribution to Class A, B1 & B2.

             a.      Class A Additional Principal Distribution Amount                                           81,401.22

             b.      Class B1 Additional Principal Distribution Amount                                           2,775.04

             c.      Class B2 Additional Principal Distribution Amount                                           2,312.53

     Reviewed By:


     -------------------------------------
     E. ROGER GEBHART
     EXECUTIVE VICE PRESIDENT & TREASURER